                                                                  Exhibit 10.4.3

                            THIRD EXTENSION AGREEMENT

         Reference is made to that certain Credit Agreement by and between CRL Systems, Inc. ("Borrower") and Harman Acquisition Corp. (f/k/a Orban, Inc.) dated May 31, 2000 (the "CREDIT AGREEMENT").

         1. Lender shall extend the Tranche B Maturity Date to February 20, 2001, and, provided Lender has received payments reducing the aggregate principal amount owing under the Tranche B Note by at least $2.2 million by such date, shall thereafter extend the Tranche B Maturity Date to such time as Lender determines is reasonably necessary for Circuit Research Labs, Inc. ("the Company") to satisfy its obligations under paragraph 2 below.

         2. The Company will, as promptly as possible after the date hereof, register, in accordance with the provisions of the Securities Act of 1933, as amended, at least 714,158 shares of Common Stock, par value $.10 per share of the Company ("Common Stock") underlying warrants for Common Stock held by accredited investors who purchased such warrants pursuant to Subscription Agreements entered into on or prior to May 31, 2000. The Company will use its best efforts to cause such registration to become effective and keep such registration statement effective for a period of not less than 180 days.

         3. Failure by Borrower or the Company of any of its obligations under this Agreement shall be deemed an Event of Default under the Credit Agreement.

         4. Borrower agrees that the Obligations are valid and enforceable obligations of Borrower and hereby confirms, acknowledges and ratifies the existence of the Obligations and Borrower's obligations to Lender with respect thereto as set forth in the Credit Agreement, and all other obligations of Borrower and the Company to Lender under the Agreement among the parties hereto dated as of September 29, 2000 (the "FIRST EXTENSION AGREEMENT"), the agreement among the parties hereto dated as of November 28, 2000 (the "SECOND EXTENSION AGREEMENT"), and the Loan Documents.

         5. THIS AGREEMENT, THE FIRST EXTENSION AGREEMENT, THE SECOND EXTENSION AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE BORROWER AND THE LENDER WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE LENDER RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER LOAN DOCUMENTS.

         6. Except as specifically set forth in this Agreement, the terms of the First Extension Agreement, the Second Extension Agreement, the Loan Documents and the
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                  Warrant of the Company dated May 31, 2000 held by the Lender, will remain in full force and effect and are hereby ratified and confirmed.

         7. This Agreement will be deemed to be a contract made under the Laws of the State of New York and for all purposes will be governed by and interpreted in accordance with the laws prevailing in the State of New York, without regard to principles of conflict of laws.

         8. This Agreement may be executed in several counterparts each of which when so executed will be deemed to be an original and all of which will together constitute one and the same agreement.

         9. Capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Credit Agreement.

         IN WITNESS WHEREOF Borrower and Harman Acquisition Corp. execute this Agreement as of January 18, 2001.

                                       CRL SYSTEM, INC



                                       By: /s/ Charles Jayson Brentlinger
                                          --------------------------------------
                                       Name: Charles Jayson Brentlinger
                                            -----------------------------------
                                       Title: President, CEO, Chairman
                                             ----------------------------------


                                       HARMAN ACQUISITION CORP.


                                       By: /s/ Frank Meredith
                                          ------------------------------------
                                       Name: Frank Meredith
                                            --------------------------------
                                       Title: CFO and Secretary
                                             ---------------------------------


Agreed to and accepted by

CIRCUIT RESEARCH LABS, INC.


By: /s/ Charles Jayson Brentlinger
   ---------------------------------------
Name: Charles Jayson Brentlinger
     -----------------------------------
Title: President, CEO, Chairman
      ----------------------------------




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